Exhibit 1



                             FORM OF CONSENT OF STOCKHOLDERS

                  The undersigned, being a Stockholder under (and as defined in) the Stockholders Agreement, dated as of April 30, 1998, by and among AMF Bowling, Inc., formerly known as AMF Holdings Inc. (the "Company"), and certain stockholders thereof, as amended (the "Stockholders Agreement"), hereby (i) consent to (A) the purchase by any Stockholders and/or their respective affiliates of any notes or bonds of the Company or its subsidiaries, including, without limitation, the Company's Zero Coupon Convertible Debentures due 2018 or the other securities referenced in Section 1.1.9 of the Stockholders Agreement (collectively, the "Notes or Bonds") and (B) the ownership, selling or trading by Stockholders and their affiliates of any Notes or Bonds, and (ii) agree that none of the restrictions contained in the Stockholders Agreement which would otherwise be applicable to such Stockholders and such affiliates with respect to any of the Notes or Bonds, shall apply (except that upon conversion, redemption or repurchase of any Notes or Bonds which are convertible into, redeemable for and/or may be repurchased for any common stock, par value $.01 per share, of the Company ("Common Stock"), the Common Stock issued pursuant thereto shall be subject to the terms of the Stockholders Agreement). This consent may be signed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

Dated as of the 12th day of November, 1998.

                                         GS CAPITAL PARTNERS II, L.P.
                                         By:   GS Advisors, L.P.
                                                 General Partner

                                         By:   GS Advisors Inc., its
                                                 General Partner


                                         By:
                                            Name:
                                            Title:


                                         GS CAPITAL PARTNERS II OFFSHORE, L.P.

                                         By:   GS Advisors II (Cayman), L.P.
                                                   General Partner

                                         By:   GS Advisors II, Inc., its
                                                    General Partner


                                         By:
                                            Name:
                                            Title:

                                         GOLDMAN, SACHS & CO. VERWALTUNGS GMBH

                                         By:
                                            Name:
                                            Title:


                                         By:
                                            Name:
                                            Title:


                                         THE GOLDMAN SACHS GROUP, L.P.

                                         By:
                                            Name:
                                            Title:

                                         STONE STREET FUND 1995, L.P.

                                         By:   Stone Street Value Corp., its
                                                   General Partner

                                         By:
                                            Name:
                                            Title:


                                         STONE STREET FUND 1996, L.P.

                                         By:   Stone Street Empire Corp., its
                                                   General Partner


                                         By:
                                            Name:
                                            Title:


                                         BRIDGE STREET FUND 1995, L.P.

                                         By:   Stone Street Value Corp., its
                                                  Managing General Partner


                                         By:
                                            Name:
                                            Title:


                                         BRIDGE STREET FUND 1996, L.P.

                                         By:   Stone Street Empire Corp., its
                                                   Managing General Partner

                                         By:
                                            Name:
                                            Title:

                                         BLACKSTONE CAPITAL PARTNERS II MERCHANT
                                             BANKING FUND L.P.

                                         By:   Blackstone Management Associates
                                                II L.L.C., its General Partner

                                         By:
                                            Name:
                                            Title:


                                         BLACKSTONE OFFSHORE CAPITAL PARTNERS II
                                              L.P.

                                         By:   Blackstone Management Associates
                                                  II L.L.C., its
                                                        General Partner


                                         By:
                                            Name:
                                            Title:


                                         BLACKSTONE FAMILY INVESTMENT
                                             PARTNERSHIP II L.P.

                                         By:   Blackstone Management Associates
                                                  II L.L.C., its General Partner


                                         By:
                                            Name:
                                            Title:


                                         KELSO INVESTMENT ASSOCIATES V, L.P.

                                         By:   Kelso Partners V, L.P., its
                                                 General Partner


                                         By:
                                            Name:
                                            Title:

                                         KELSO EQUITY PARTNERS V, L.P.

                                         By:
                                            Name:
                                            Title:


                                         BAIN CAPITAL FUND V, L.P.

                                         By:   Bain Capital Partners V, L.P.,
                                                  its General Partner


                                         By:   Bain Capital Investors V, Inc.,
                                                  its General Partner


                                         By:
                                            Name:
                                            Title:


                                         BAIN CAPITAL FUND V-B, L.P.


                                         By:   Bain Capital Partners V, L.P.,
                                                  its General Partner


                                         By:   Bain Capital Investors V, Inc.,
                                                  its General Partner


                                         By:
                                            Name:
                                            Title:


                                         BCIP ASSOCIATES


                                         By:
                                            Name:
                                            Title:

                                         BCIP TRUST ASSOCIATES, L.P.


                                         By:
                                            Name:
                                            Title:


Agreed to and accepted by:

AMF BOWLING, INC.


By:
     Name:
     Title: